UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 21, 2003

                    TRSG CORPORATION., A DELAWARE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    033-2408D                 87-045382
(State or other jurisdiction         Commission               (IRS Employer
     of incorporation)              File Number)           Identification No.)

              2121 W. Army Trail Rd., Suite 105, Addison, IL        60101
                 (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code 630-705-1696

              3095 East Patrick Lane, Suite 1, Las Vegas, NV 89120 (Former name or former address, if changed since last report)



This current report on form 8-K if filed by TRSG Corporation, a Delaware Corporation under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
On December 3, 2002, TRSG Corporation. (the "Company") entered into an Asset Purchase Agreement ("Agreement") with Gateway Distributors, Ltd. ("Gateway"), a Nevada Corporation ("Gateway"). The Company agreed to sell the bulk of its assets in consideration of Gateway assuming $285,000 of debt of the Company as well as assuming two current Promissory Notes owed Hudson Consulting Group, Inc and Feng Shui Consulting, Inc.


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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         Financial statements required by Item 7(a)(1) will be filed by amendment to this filing within sixty days of the date of this filing.

         The following exhibit is included:

         (a). Asset Purchase Agreement dated December 3, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                       TRSG Corporation

Date   March 21, 2003                                  /s/ Sara Wetzel
                                                       ---------------
                                                       Sara Wetzel, President




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